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                                                                    EXHIBIT 23.1

                               ARTHUR ANDERSEN LLP

                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


As independent public accountants, we hereby consent to the incorporation of our report included in this Form 10-K, into the Company's previously filed Registration Statement on Form S-8 (File No. 333-67877).



                                      /s/ ARTHUR ANDERSEN LLP
                                      -------------------------------------
                                      ARTHUR ANDERSEN LLP